UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities and Exchange Act of 1934.

Date of Report (Date of earliest event reported) December 12, 2008

AUTOLIV, INC.

(Exact name of registrant as specified in its chapter)

Delaware	001-12933	51-0378542
(State or other juris- diction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

World Trade Center,
Klarabergsviadukten 70, SE-107 24
Stockholm, Sweden

(Address of principal executive offices)

Registrant's telephone number, including area code +46 (0)8 587 20 600

Not Applicable

(Former name or former address, if changed since last report)

Item 7.01 Regulation FD Disclosure

On December 12, 2008, Autoliv, Inc. (“the Company”) issued a press release announcing that the Company is adjusting its financial guidance for the fourth quarter of 2008 and for the full year 2008.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) EXHIBITS

99.1   Press Release of Autoliv, Inc. dated December 12, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.
Date December 12, 2008	(Registrant)

/s/Lars A. Sjöbring Lars A. Sjöbring Vice President - Legal Affairs, General Counsel and Secretary